UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report: March 18, 2004

GALYAN’S TRADING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 000-32911

Indiana	35-1529720
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

2437 East Main Street Plainfield, Indiana	46168
(Address of principal executive offices)	(Zip Code)

(317) 612-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12.             Results of Operations and Financial Condition

             On March 18, 2004, Galyan’s Trading Company, Inc. issued a press release setting forth its results for its fourth fiscal quarter ending January 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

             On March 19, 2004, Galyan’s Trading Company, Inc. issued a press release to correct information in the March 18, 2004 press release attached hereto as Exhibit 99.1 identifying the earnings conference call replay telephone number and time during which the conference call replay will be available. A copy of the March 19 correcting press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The correct earnings conference call replay telephone number is (800) 293-4252, and it will be available until 9:00 p.m. EST on March 26, 2004. The earnings conference call will also be available over the internet at www.galyans.com.

Exhibit Index

99.1      Press release, dated March 18, 2004, issued by Galyan's Trading Company, Inc.
99.2      Press release, dated March 19, 2004, issued by Galyan's Trading Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALYAN'S TRADING COMPANY, INC.

Date: March 19, 2004	By:	/s/ EDWARD S. WOZNIAK
Edward S. Wozniak
Senior Vice President and Chief Financial Officer of the Company